                                                                 EXHIBIT 10.39

                         MAXIS 1993 STOCK OPTION PLAN

     1.   Name.
          ----

          This Plan shall be known as the "Maxis 1993 Stock Option Plan", and is sometimes herein called the "Plan".

     2.   Purpose.
          -------

          The purpose of the Plan is to provide a means for SimBusiness, a California corporation (the "Company"), through the grant of either Incentive Stock Options or Non-Statutory Stock Options to Key Employees (as defined below), to attract and retain persons of ability as employees and motivate such employees to exert their best efforts on behalf of the Company.

     3.   Definitions.
          -----------

          (a)  The term "Board" means the Board of Directors of the Company.

          (b) The term "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

          (c) The term "Committee" means, at the Board's election, a Compensation Committee of the Board consisting of not fewer than three members and serving at the Board's pleasure. If there is no such committee, the term "Committee" shall mean the Board unless the context requires otherwise.

          (d) The term "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary of the Company to render consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (e) The term "Incentive Stock Options" means Options to purchase Stock which at the time such Options are granted under the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code.

          (f) The term "Key Employees" means those employees or, in the case of Non-Statutory Stock Options, those employees and Consultants (including officers and directors who are also employees or Consultants) of the

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 1

Company whose services, in the judgment of the Committee, are considered especially important to the future of the Company.

          (g) The term "Non-Statutory Stock Options" means Options to purchase Stock which at the time such Options are granted under the Plan do not qualify as incentive stock options within the meaning of Section 422 of the Code.

          (h) The term "Note" means a promissory note of an optionee in favor of the Company meeting the criteria set forth in paragraph 7(k).

          (i) The term "Option" or "Options" means Options to purchase Stock whether or not at the time such Options are granted under the Plan the Options qualify as incentive stock options within the meaning of Section 422 of the Code.

          (j) The term "Parent" means a "parent corporation" with respect to the Company, whether not or hereafter existing, as defined in Section 425(e) of the Code.

          (k)  The term "Stock" means common stock of the Company.

          (l) The term "Subsidiary" means a "subsidiary corporation" with respect to the Company, whether not or hereafter existing, as defined in Section 425(f) of the Code.


     4.   Shares Subject to the Plan.
          --------------------------

          Options may be granted by the Company from time to time to Key Employees to purchase an aggregate of 300,000 shares of Stock, and that number of shares shall be reserved for Options granted under the Plan (subject to adjustment as provided in paragraph 7(h)). If any Option granted under the Plan terminates, expires or, with the consent of the optionee, is canceled, new Options may thereafter be granted covering such shares.

     5.   Administration of the Plan.
          --------------------------

          The Plan shall be administered by the Committee. Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board. If there is no Committee or the Board does not elect to delegate such functions to the Committee, then all of the powers and duties given to the Committee hereunder shall be exercised or performed by the Board. If at any time the Company shall have a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"),

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 2
the members of any Committee appointed by the Board shall not be eligible to receive any Options under the Plan and shall be "disinterested persons" within the meaning of Rule 16b-3 under the 1934 Act so long as they serve as such members.

          The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan and make such other determinations and take such other action as it deems necessary or advisable, except as otherwise expressly reserved to the Board in the Plan. Without limiting the generality of the preceding sentence, the Committee may, in its discretion, treat all or any portion of any period during which an optionee is on military or approved leave from the Company as a period of employment of such optionee by the Company for purposes of accrual of his or her rights under his or her Options. Any interpretation, determination or other action by the Committee is final, binding and conclusive.

     6.   Grant of Options.
          ----------------

          Subject to the Plan, the Committee shall: (a) determine from time to time those Key Employees to whom Options are to be granted and the number of shares of Stock to be subject to Options granted to them; (b) authorize the granting of Options; (c) determine the number of shares subject to each Option;
(d) determine the time and the manner in which each Option is exercisable and the duration of the exercise period; and (e) make such other determination as it may be authorized to make in the Plan and as it may deem necessary and desirable for the purposes of the Plan. All decisions, determinations and interpretations of the Board concerning the Plan, or any grant thereunder, shall be final and binding on all Key Employees and/or their heirs or assigns.

Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. However notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Non-Statutory Stock Options.

     7.   Terms and Conditions of Options.
          -------------------------------

          Each Option shall be evidenced by an agreement, in a form attached hereto as Annex A or such other form as is approved by the Committee. Such agreement is subject to the following terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 3

          (a)  Option Period.  Each Option agreement shall specify the period
               -------------
for which the Option thereunder is granted and shall provide that such Option shall expire at the end of such period or at the end of any extension of such
period authorized in writing by the Committee.   The term of each Option shall
not exceed ten (10) years from the date of grant thereof provided, however, where the option holder is a holder of more than 10% of the outstanding shares of the Corporation, the term of each Incentive Stock Option shall not exceed five (5) years from the date of grant.

          (b)  Option Price.  The Option  price per share shall be determined by
               ------------
the Committee at the time any Option is granted.

In the case of a Incentive Stock Option

          (1) granted to a Key Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

          (2) granted to any other Key Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

In the case of all other Options

          (1) granted to an Key Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

          (2) granted to any other Key Employee, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

          (c)  Exercise of Option.  No part of any Option may be exercised until
               ------------------
the Optionee shall have remained in the employ of the Company for such period, if any, after the date on which the Option is granted as the Committee may specify in the Option agreement, and the Option agreement may provide for exercisability in installments. An Option may not be exercised for a fraction of a Share. In all events, however, no option shall be exercisable later than 120 months from the date of the grant of the Option, and the right to exercise the
_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 4
same shall occur at the rate of at least 20% of the options granted per year over five years from the date the option is granted.

          (d)  Payment of Purchase Price upon Exercise.  Each Option shall
               ---------------------------------------
provide that the purchase price of the shares as to which such Option shall be exercised shall be paid to the Company at the time of exercise either in cash or Stock already owned by the optionee having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash, and Stock having a total fair market value, as so determined, equal to the purchase price, or in such other consideration as the Committee deems appropriate, including the Optionee's personal Note in the discretion of the Committee. In all events, however, the consideration for purchase of the Shares shall be in subject to the requirements of Section 408 and 409 of the California General Corporation Law and the Board shall consider if the acceptance of such consideration, other than cash, may be reasonably expected to benefit the Company (Section 315(b) of the California General Corporation Law). If the exercise results in the recognition of income by the Optionee for Federal or State tax purposes, and the Company may or must provide for withholding taxes with respect to such income, Optionee shall in addition to the purchase price pay to the Company such additional amount as is estimated by the Company for withholding purposes. The Company shall hold such additional amount in trust and shall remit the same to the Federal or State tax authorities, as appropriate, to be credited to the account of, or for the benefit of, Optionee.

          (e)  Exercise in the Event of Death or Termination of Employment or
               --------------------------------------------------------------
Engagement.  Subject to any right of the Company to repurchase the Stock
----------
received on exercise of an Option pursuant to a provision in an Option Agreement included under paragraph 7(l),

          (1) If an optionee shall die (i) while a Key Employee of the company or (ii) within three months after termination of his or her employment with the Company because of his or her disability or retirement, his or her Options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of death or such termination of employment, by the person or persons to whom the optionee's rights under the Option pass by will or applicable law, or if no such person has such right, by his or her executors or administrators (so long as, in each case, such person is an Eligible Shareholder), at any time, or from time to time, but not later than the earlier of 1) the expiration date specified in or pursuant to paragraph 7(a) or six months after the optionee's termination of employment.

          (2) If an optionee's employment by the Company terminates, he or she may exercise his or her Options, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 5
   employment, at any time, or from time to time, but not later than the expiration date specified in or pursuant to paragraph 7(a) or three months after termination of employment, whichever date is earlier.

     (f)  Nontransferability.  No Option granted under the Plan shall be
          ------------------
transferable other than by will or by the laws of descent and distribution, and then only to a person who is an Eligible Shareholder. During the lifetime of the optionee, an Option shall be exercisable only by such optionee.

     (g)  Investment Representation.  Each Option agreement shall contain such
          -------------------------
investment representations as the Committee may consider necessary and appropriate to comply with applicable securities laws and shall provide that the Committee may, in the exercise of its absolute discretion, require similar representations to be made by any person exercising an Option hereunder at the time of and as a condition of any such Option exercise.

     (h)  Adjustments in Event of Change in Stock.  In the event of any change
          ---------------------------------------
in the Stock by reason of any stock dividend, recapitalization, reorganization, merger or consolidation, split-up, combination or exchange of shares, any direct or indirect offering of Stock at a price substantially below fair market value, or any similar change affecting the Stock, either the vesting of all outstanding Options may be accelerated or the number and kind of shares which thereafter may be subject to Options and sold under the Plan and the number and kind of shares subject to outstanding Option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change, as the Committee may deem equitable and in the interests of the Company.

     (i)  No Rights as Shareholder.  No optionee, as such, shall have any rights
          ------------------------
as a shareholder of the Company by virtue of the holding of any Option, or by virtue of the exercise of any Option, until the issuance (as evidenced by the appropriate entry on the books of the Company) of the stock certificate evidencing such Shares, and until such time shall have no rights to vote or receive dividends with respect to the optioned Shares. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Non-Statutory Stock Option, the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Non-Statutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as otherwise provided for herein.

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 6

Notwithstanding the above, any holder of an Option shall receive financial statements of the Company at least annually to the extent the same is required under 10 California Administrative Code section 260.140.46. All such financial statements and financial information provided to any holder of an Option shall be confidential and the holder of an Option shall not share the same with any other firm or individual without the prior written consent of the Company, said consent not to be unreasonably withheld, other than 1) the Option holder's tax accountants, 2) the Option holder's financial and legal advisors and 3) any agency of the United States or any State agency or political subdivision thereof. Any disclosure, whether or not prior consent was necessary or obtained, shall be immediately disclosed, in writing, by the holder of the Option to the Company, and the individual or firm to whom disclosure is made shall execute a written nondisclosure agreement consistent with the terms of this paragraph.

     (j)  No Rights to Continued Employment or Engagement.  The Plan and any
          -----------------------------------------------
Option granted under the Plan shall not confer upon any optionee any right with respect to continuation of employment by the Company, nor shall they interfere in any way with the right of the Company to terminate his or her employment at any time, with or without cause.

     (k)  Terms of Note.  At the discretion of the Company an optionee may pay
          -------------
all or a portion of the consideration for Stock on the exercise of the Option by delivery of a promissory note meeting the following criteria and containing such other terms and conditions as the Committee shall elect and as are applicable to all optionees: (i) the Note shall bear interest at the minimum rate necessary to avoid imputation of interest under the Code; (ii) interest on the Note shall be payable semi-annually; (iii) principal on the Note shall be payable in a lump sum on the tenth anniversary of the date the Note is delivered to the Company in payment of Stock, provided that the Note shall be prepayable in whole or in part by the Maker at any time without penalty; and (iv) the Note shall be full recourse to the maker.

     (l)  Stock Repurchase.  In addition to or in lieu of any restrictions on
          ----------------
exercise of Options imposed pursuant to paragraph 7(c), the Committee may cause the Option agreement evidencing any Options to provide that until the optionee shall have remained in the employ of the Company for such period after the date on which the Option is granted as the Committee may specify in the Option agreement, any or all Shares of Stock received on exercise of the Option prior to the expiration of such period may, at the Option of the Company, be repurchased by the Company at the Option price originally paid. In all events, however, the repurchase right shall lapse at the rate of at least 20% of the Options subject to the repurchase right, or stock issued in accordance with the same, per year over five years from the date of grant of the Option.

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 7

     (m)  Market Standoff Provisions.  All Options which are issued subject to
          --------------------------
this Plan, and any stock acquired by the exercise of an Option, shall not, to the extent requested by the Company, be sold or otherwise transferred or disposed of (other than to heirs or donees) for up to 180 days following the effective date of a registration statement of the Company filed under the Securities Exchange Act of 1934 or the Securities Act of 1933. Such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Options or shares issued upon the exercise of the Options subject to this section, and to impose a stop-transfer instruction with respect to the Options or shares until the end of such period.

   8.     Compliance With Laws and Regulations.
          ------------------------------------

     The Plan, the grant and exercise of Options thereunder and the obligation of the Company to sell and deliver shares on exercise of such Options shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may, in the opinion of the Committee, be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of such shares on any stock exchange on which the Stock may then be listed or (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

   9.     Disposition of Shares.
          ---------------------

     Shares acquired on the exercise of an Option may, pursuant to the terms of the Option agreement, be subject to certain restrictions or to the provisions of a stockholders' agreement. In such case, the shares shall bear a legend to that effect.

   10.    Amendment and Discontinuation.
          -----------------------------

     The Board may from time to time amend, suspend, discontinue or terminate the Plan; provided, however, that, subject to paragraph 7(h), without the written consent of an optionee, no amendment, suspension, discontinuation or termination of the Plan shall alter or impair any Option therefore granted to him or her under the Plan. In addition, any amendment which (i) increases the number of Shares subject to the Plan, other than in connection with an adjustment as provided for herein, (ii) changes the designation of the class of persons eligible to be granted Options or (iii) is made at the time the Company has a class of equity securities registered under Section 12(b) or 12(g) of the

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 8

1934 Act, and which materially increases in the benefits accruing to Key Employees under the Plan, shall be subject to approval of the shareholders of the Company.

   11.    Effective Date and Term of the Plan.
          -----------------------------------

   The effective date of the Plan shall be the date of its adoption by the Board of Directors of the Company, subject to approval by the shareholders of the Company as provided for in Section 12. Notwithstanding the foregoing, if the Plan shall have been approved by the Board prior to such shareholder approval, Options may be granted by the Committee as provided herein subject to such subsequent shareholder approval.

   This plan shall continue for a term of ten (10) years unless earlier terminated pursuant to Section 10.

   12.  Additional ISO Restriction & Legend.
       -------------------------------------

   Notwithstanding any other provisions of this Plan, no shares acquired on any exercise of an Incentive Stock Option granted under the plan shall be transferable other than by will or by the laws of descent and distribution within two years of the date such Incentive Stock Option is granted or within one year after the issuance of such shares on such exercise. Each certificate representing shares acquired on exercise of an Incentive Stock Option shall bear a legend to this effect.

     13. Shareholder Approval.
         --------------------

         (a) Continuance of the Plan is subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of all classes of the outstanding shares of the Company, or if such approval is obtained by written consent, it must be obtained in writing from the holders of all of the outstanding shares of all classes of the Company's stock entitled to vote.

         (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12(b) or 12(g) of the 1934 Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the 1934 Act and the rules and regulations promulgated thereunder.

         (c) If any shareholder approval of the Plan itself or of any amendment thereto is solicited at any time other than as described in Section 12(b), the Company shall, at or prior to the first annual meeting of shareholders

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 9
held subsequent to the later of (1) the first date any class of equity securities of the Company is registered under Section 12(b) or 12(g) of the 1934 Act or (2) the granting of an Option hereunder to an officer or director of the Company after such registration, must (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date such information is provided to shareholders.

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 10

                                   EXHIBIT A
                                   ---------


                       NOTICE OF EXERCISE BY OPTIONEE OF
                           NONQUALIFIED STOCK OPTION
                            GRANTED UNDER THE MAXIS
                             1993 STOCK OPTION PLAN



Attention:  Secretary
Ladies and Gentlemen:

     Pursuant to the Nonqualified Stock Option Agreement, dated _______, 19__, between you and me, granting to me an option to purchase up to an aggregate of _________ shares of your Common Stock on the terms and conditions set forth therein and at a price of $_________ per share (the "Purchase Price") of such Common Stock, subject to the next paragraph, I hereby exercise such option with respect to ______ shares of such Common Stock and enclose my check for $__________ (or other consideration in accordance with such Agreement as indicated below*) in payment in full of the aggregate Purchase Price of all of the shares with respect to which such option is being exercised. Such aggregate Purchase Price was calculated by multiplying such Purchase Price per share times the number of shares with respect to which such option is being exercised hereby.

     I have carefully reviewed and hereby reaffirm all my representations, warranties and agreements contained in such Agreement as if made on and as of the date hereof and I hereby further represent and warrant to you that I understand that I should rely solely on the advice of my personal tax, accounting

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 11
and other advisers with regard to this option exercise. Please advise me whether any registration or qualification of the shares being purchased pursuant to this exercise under any federal or state law and the rules and regulations of governmental authorities thereunder will be required. I agree to cooperate with you and take such actions as you may advise are necessary to facilitate and effect such registration or qualification, if required.

     When any such registration or qualification which may be required has been completed, please forward to me a certificate representing the shares being purchased pursuant to this option exercise registered in my name and deliver such certificate to my address as follows:


                       ---------------------------------
                       ---------------------------------
                       ---------------------------------

                                     Very truly yours,

DATED:  _________________, 19___     --------------------------
                                     Typed or Printed Name:

                                     --------------------------
                                     Social Security Number:

                                     --------------------------

*Consideration being delivered if other than cash (subject to your approval):

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 12

                                   EXHIBIT B
                                   ---------


                             NOTICE OF EXERCISE BY
                           DECEASED OPTIONEE'S LEGAL
                               REPRESENTATIVE OF
                           NONQUALIFIED STOCK OPTION
                            GRANTED UNDER THE MAXIS
                             1993 STOCK OPTION PLAN



Attention:  Secretary
Ladies and Gentlemen:

     Pursuant to the Nonqualified Stock Option Agreement, dated _______, 19__, between you and ____________________ ("Optionee"), granting to Optionee an option to purchase up to an aggregate of _________ shares of your Common Stock on the terms and conditions and at the times set forth therein and at a price of $_________ per share (the "Purchase Price") of such Common Stock, please be advised that Optionee died on __________________, 19___, and that the undersigned is a person empowered to exercise such option under the Optionee's will or under the applicable laws of descent and distribution. Attached hereto is (are) the following document(s) showing that the undersigned has been so empowered: ___________________________________________________________________

_______________________________________________________________________.  The
undersigned agrees to furnish to you such additional proof of the power of the undersigned to exercise such option as you or your counsel may reasonably require to be satisfied that the undersigned has the legal power and authority to exercise such option.

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                             Page 13

     Subject to the foregoing and to the next paragraph, the undersigned hereby exercises such option with respect to _______ shares of such Common Stock and encloses a check for $___________ (or other consideration in accordance with such Agreement as indicated below*) in payment in full of the aggregate Purchase Price of all of the shares with respect to which such option is being exercised. Such Purchase Price was calculated by multiplying such Purchase Price per share times the number of shares with respect to which such option is being exercised hereby.

     The undersigned has carefully reviewed and hereby reaffirms all of the Optionee's representations, warranties and agreements contained in such Agreement as if made by the undersigned on and as of the date hereof and the undersigned hereby further represents and warrants to you that the undersigned understands that the undersigned should rely solely on the advice of the tax, accounting and other advisers of the undersigned with regard to this option exercise. The undersigned represents that he is an Eligible Shareholder as defined in the Plan. Please advise the undersigned whether any registration or qualification of the shares being purchased pursuant to this exercise under any federal or state law and the rules and regulations of governmental authorities thereunder will be required. The undersigned agrees to cooperate with you and take such actions as you may advise are necessary to facilitate and effect such registration or qualification, if required.

     When any such registration or qualification which may be required has been completed, please issue a certificate representing the shares being purchased pursuant to this option exercise registered in the following name or names:

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 14

                  ___________________________________________
                  ___________________________________________


and deliver such certificates to the following address:

                  ___________________________________________
                  ___________________________________________
                  ___________________________________________


                                         Very truly yours,
DATED:  _________________, 19___
                                         Typed or Printed Name(s) and Title(s):

                                         ____________________________________
                                         ____________________________________

                                         Social Security or Taxpayer
                                         Identification Number(s):
                                         _____________________________________
                                         _____________________________________




 *Consideration being delivered if other than cash (subject to your approval):

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 15

                                    ANNEX A
                                    -------

                             STOCK OPTION AGREEMENT
                             ----------------------

     These Options are:  ______ Qualified  _______ Not Qualified
     (NOTE: QUALIFIED OPTIONS ARE INTENDED TO BE "INCENTIVE STOCK OPTIONS"
                        AS DEFINED IN 28 U.S.C. (S) 422)

     Number of shares subject to option:  ____________

     Option No.:  _____

     These options are issued to you in your capacity as:
     ________ Employee  _________Director  ________ Consultant.

     Your capacity for which this Option is issued is important for certain provisions of this Agreement. You may, however, have a relationship with the Company in multiple positions. For example, you may be an employee and director of the Company. Where your capacity, and continuation in this capacity, is material to this Agreement (such as for purposes of vesting), the capacity indicated above is the only capacity which will be considered and will be relevant to this Agreement. Accordingly, if you were a director and an employee of the Company, and you were issued options in your capacity of director, the vesting of the options would require that you remain a director of the Company over the stated term. If, during this term you do not remain as director, your options will not vest even though you continued as an employee of the Company.

     This Agreement is made this ________, 19__, by and between Sim Business, a California corporation (the "Company"), and ____________________ (the "Optionee").

     1.  Grant of Option.  Pursuant to the Maxis 1993 Stock Option Plan (the
         ---------------
"Plan"), the Company hereby grants to the Optionee, subject to the Plan and the terms and conditions herein set forth, the option (the "Option") to purchase from the Company all or any of __________ shares (the "Shares") of Common Stock (the "Stock") of the Company at the purchase price of $______ (the "Purchase Price") per Share. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.

     2.  Expiration Date.  The Option shall expire on the ___ anniversary of the
         ---------------
date hereof.

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 16

     3.  Time of Exercise.  The Option may be exercised in accordance with the
         ----------------
following schedule:

                                  The Option Shall be
                                 Exercisable With Respect
          On or After the       to the Following Cumulative
          Following Date              Number of Shares
          ---------------       ---------------------------

          _______________       ___________________________
          _______________       ___________________________
          _______________       ___________________________
          _______________       ___________________________

 The Option shall be exercisable as provided in the foregoing schedule without regard to the date when any other option may have been or may be granted by the Company to the Optionee.

     4.  Notice of Exercise.  The Option may be exercised by notice to the
         ------------------
Company, in the form attached hereto as Exhibit A or B, as appropriate, or otherwise specified by the Company, specifying the number of Shares as to which the Option is being exercised and accompanied by surrender of this Option Agreement and payment in full of the Purchase Price in accordance with Sections 1 and 5. Notation of any partial exercise shall be made by the Company on
Schedule I hereto, and the Company shall thereupon return this Option Agreement to the Optionee.

     5.  Payment of Purchase Price.  On exercise of the Option, the Optionee
         -------------------------
shall pay to the Company the Purchase Price of the Shares as to which the Option is exercised. The Purchase Price shall be paid in cash, in previously acquired Stock, by a combination of cash and previously acquired Stock, or in such other consideration as the Committee deems appropriate, including the Optionee's personal Note in the discretion of the Committee.

If the exercise results in the recognition of income by the Optionee for Federal or State tax purposes, and the Company may or must provide for withholding taxes with respect to such income, Optionee shall in addition to the purchase price pay to the Company upon exercise of the Option such additional amount as is estimated by the Company for withholding purposes. The Company shall hold such additional amount in trust and shall remit the same to the Federal or State tax authorities, as appropriate, to be credited to the account of, or for the benefit of, Optionee.

     6.  Exercise upon Death or Termination of Employment.  Subject to Section
         ------------------------------------------------
7,

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 17

          (a) In the event of the death of the Optionee (i) while an employee, consultant or director of the Company, or (ii) within three months after termination of your employment or your position as a consultant or director with the Company, as appropriate, because of disability or retirement, the Option may be exercised, to the extent that the Optionee shall have been entitled to do so at the date of termination of employment or engagement, by the person or persons to whom the Optionee's rights under the Option pass by will or applicable law or, if no such person has such rights, by the Optionee's executors or administrators, at any time or from time to time within 180 days after the date of the Optionee's death, but in no event later than the expiration date specified in Section 2.

          (b) If the Optionee's employment with, or as appropriate, Optionee's status as a consultant or director of the Company terminates, the Optionee may exercise the Option to the extent that the Optionee is entitled to do so at the date of the termination of employment or engagement at any time or from time to time within three months of the date of termination of employment or engagement, but in no event later than the expiration date specified in section 2.

     7.  Repurchase of Shares on Termination of Employment.  In the event the
         -------------------------------------------------
Optionee's employment with, or as the case may be, Optionee's status as a consultant or director of the Company shall terminate for any reason, the Company shall have the option, exercisable for a period of 180 days following such termination by written notice to the Optionee (the "Exercise Notice") to repurchase all of the Shares issued on exercise of this Option prior to such termination or thereafter if exercised pursuant to Section 6, at the same per Share Purchase Price. The Exercise Notice shall specify a time and date, which shall be not more than 30 days after the date of the Exercise Notice, at which a closing of the repurchase hereunder shall occur. At such Closing, the Optionee or his representative shall deliver a certificate or certificates for the Shares being repurchased and the Company shall deliver the purchase price thereof. The Company's option with respect to the Shares shall lapse and be of no further force or effect with respect to the cumulative number of Shares set forth below on or after the respective dates set forth below:

                                The Foregoing Option Shall
                                Lapse With Respect to the
          On or After the       Following Cumulative Number
          Following Date        of Shares
          --------------        ---------------------------
          ______________             ________________
          ______________             ________________
          ______________             ________________
          ______________             ________________


_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 18

     8.  Nontransferability.  The Option shall not be assignable or
         ------------------
transferable, voluntarily or involuntarily, by operation of law, or otherwise, and any such assignment or transfer which may be attempted shall be null and void and of no effect; provided, however, that this section 8 shall not prevent transfers by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

     9.  Adjustments.  In the event of any change in the Stock by reason of any
         -----------
stock dividend, recapitalization, reorganization, merger or consolidation, split-up, combination or exchange of shares, any direct or indirect offering of Stock at a price substantially below fair market value, or any similar change affecting the Stock, then in any such event the number and kind of Shares and the Purchase Price per Share shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted hereunder. Any adjustment so made shall be final and binding upon the Optionee.

     10.  No Rights as Shareholder.  The Optionee, as such, shall have no rights
          ------------------------
as a shareholder of the Company.

     11.  No Right to Continued Employment.  The Option shall not confer upon
          --------------------------------
the Optionee any right with respect to continuation of employment with the Company or Optionee's status as a consultant or director of the Company, nor shall it interfere in any way with the Company's right to terminate the Optionee's employment or engagement at any time, with or without cause.

     12.  Compliance With Law and Regulations.  The Option and the obligation of
          -----------------------------------
the Company to sell and deliver Shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may, in the opinion of the Committee, be required. The Company shall not be required to issue or deliver any certificates for Shares prior to (a) the listing of such Shares on any stock exchange on which the Stock may then be listed or (b) the completion of any registration or qualification of such Shares under any federal or state law, or any rule or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Option may not be exercised if its exercise, or the receipt of Shares pursuant thereto, would be contrary to applicable law.

     13.  Investment Representations.  The Optionee hereby represents and
          --------------------------
warrants to and agrees with the Company as follows:

          (a)  Review of Documents.  The Optionee acknowledges that the Optionee
               -------------------
has been granted access to and has reviewed carefully the Plan and such records of the Company as may be necessary to permit the Optionee to

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 19
evaluate the Option and, before any exercise of the Option, the Optionee will review such records of the Company as may be necessary to permit the Optionee to evaluate the merits and risks of an investment in Stock. The Optionee is entering into this Agreement and the transactions contemplated hereby solely in reliance on the Optionee's own investigation and such review. The Optionee has had an opportunity to meet with the officers of the Company subsequent to review of such information to discuss with them the Optionee's questions concerning the Company and the terms and conditions of the acquisitions hereunder.

          (b)  Acquisition of Shares for Own Account.  The Optionee will acquire
               -------------------------------------
the Shares, if at all, pursuant to this Agreement with the Optionee's own funds, and not with the funds of anyone else. The Shares will be acquired, if at all, for the Optionee's own account, not as a nominee or agent and not for the account of any other person or firm. No one else has or will have on any exercise of the Option any interest, beneficial or otherwise, in any of the Shares to be acquired on such exercise. The Optionee is not, and prior to any exercise of the Option will not be, obligated to transfer any of the Shares or any interest therein to anyone else and the Optionee does not and will not have any agreement or understandings to do so. The Optionee will acquire the Shares, if at all, for investment for an indefinite period and not with a view to the sale or distribution of any part or all thereof, by public or private sale or other disposition, and has no intention of selling, granting any participation in or otherwise distributing or disposing of any or all of the Shares or any interest therein. The Optionee does not, and on any exercise of the Option will not, intend to subdivide the Optionee's acquisition of any Shares with anyone.

          (c)  Restricted Nature of Shares.  The Optionee is (or will be at the
               ---------------------------
time of any acquisition of Shares) able to bear the economic risk of the investment in Shares and is aware that the Optionee must be prepared to hold any Shares received for an indefinite period and that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), on the ground that no distribution or public offering of any Shares is to be effected and the Shares will be issued, if at all, by the Company in connection with transactions not involving any public offering within the meaning of section 4(2) of the Act. The Optionee understands that the Company is relying in part on the Optionee's representations as set forth herein for purposes of claiming the exemption from registration under the Act provided by section 4(2) thereof and that the basis for such exemption may not be present if, notwithstanding the Optionee's representations herein, the Optionee has in mind merely acquiring Shares for resale on the occurrence or nonoccurrence of some predetermined event. The Optionee has no such intention.

          (d)  Sophistication of Optionee.  The Optionee has such knowledge and
               --------------------------
experience in financial and business matters that the Optionee is capable of

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 20
evaluating the merits and risks of the prospective investment by the Optionee contemplated by this Agreement and the Optionee has carefully reviewed and will carefully review all the information regarding the Company access to which has been and will be accorded to the Optionee hereunder, is thoroughly familiar with the business, operations and properties of the Company by virtue of such review and of the Optionee's relationship with the Company as a key employee thereof and has discussed with the officers of the Company any questions the Optionee may have had with respect to the Company.

          (e)  Agreement to Refrain from Resales.  Without in any way limiting
               ---------------------------------
the Optionee's representations as set forth herein, the Optionee further agrees that the Optionee shall in no event make any disposition of all or any part of or interest in the Shares and that the Shares shall not be encumbered, pledged, hypothecated, sold or transferred by the Optionee nor shall the Optionee receive any consideration for the Shares or for any interest therein from any person, unless and until prior to any proposed transfer, encumbrance, disposition, pledge, hypothecation or sale of any of the Shares, either (1) a registration statement on form S-1 (or any other form replacing such form or appropriate for the purpose under the Act) with respect to the Shares proposed to be transferred or otherwise disposed of shall be then effective or (2) (i) the Optionee shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Optionee shall have furnished the Company with an opinion of counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of any Shares under the Act or qualification of Shares under any other securities law and (iii) such opinion of counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Optionee of such concurrence.

In addition to the above, any Shares acquired shall not be sold or otherwise transferred during the one year period following the effective date of the first registration of the securities of the Company with the United States Securities Exchange Commission unless agreed to and approved by the Company. The Company may further impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such one year period.

          (f)  Shares Will Be "Restricted Securities".  The Shares, if and when
               --------------------------------------
issued, will be "restricted securities", as that term is defined in Rule 144 under the Act, and, accordingly, the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Optionee understands and agrees that the Company is not under any obligation to register the Shares under the Act or to comply with Regulation A or any other exemption.


_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 21

          (g)  Company May Refuse to Transfer.  Notwithstanding the foregoing,
               ------------------------------
in the event that the Optionee has, in the opinion of counsel for the Company, acted in any manner not consistent with the representations and agreements of the Optionee in this Agreement, the Company may refuse to transfer the Optionee's Shares until such time as counsel for the Company is of the opinion that such transfer will not require registration of any Shares under the Act or qualification of any Shares under any other securities law.

          (h)  Indemnification.  The Optionee hereby agrees to indemnify the
               ---------------
Company and hold it harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of (1) any inaccuracy in any of the representations, warranties or agreements set forth in this Section 13, (2) the disposition of any Shares which the Optionee may receive, contrary to the Optionee's representations, warranties and agreements set forth in this
Section 13 or (3) any action, suit or proceeding based on a claim that said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company under the Act.

          (i)  Certificates Representing Shares to Be Legended.  The Optionee
               -----------------------------------------------
understands and agrees that certificates representing any Shares received on exercise of the Option will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) substantially in the form set forth below, which legend restricts the sale, transfer or disposition of the Shares otherwise than in accordance with this Agreement:

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT. IN ADDITION, SALE, TRANSFER, ENCUMBRANCE, HYPOTHECATION, GIFT OR OTHER DISPOSITION OR ALIENATION OF SUCH SHARES OR ANY INTEREST THEREIN IS RESTRICTED BY AND SUBJECT TO A NONQUALIFIED STOCK OPTION AGREEMENT DATED ____________, 19__ A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 22

          (j)  Stockholders' Agreement.  The Committee may require the Optionee
               -----------------------
to furnish to the Company, prior and as a condition to the issuance of any Shares on any exercise of the Option, an agreement (in such form as the Committee may specify) in which the Optionee confirms the foregoing representations, warranties and agreements or makes similar or additional representations, warranties and agreements with respect to such Shares.

     14.  Optionee Bound by Plan.  The Optionee hereby acknowledges receipt of a
          ----------------------
copy of the Plan and agrees to be bound by all the terms and conditions thereof.

     15.  Notices.  Any notice or other communication hereunder shall be in
          -------
writing and shall be deemed duly given when delivered personally or deposited with the United States Postal Service, all charges and first class postage prepaid, properly addressed, if to the Company at Two Theater Square, Suite 230, Orinda, California, 94563, Attention: Secretary, or, if to the
                                                                 ----------
Optionee           at _____________.  Either party may change such party's
------------------
address by notice hereunder to the other party.

     16.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
interpreted in accordance with the laws of the State of California.

     17.  Headings.  The headings of sections and subsections herein are
          --------
included solely for convenience of reference and are not part of this Agreement.

     18.  Severability of Provisions.  If any provision of this Agreement is
          --------------------------
held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     19.  Entire Agreement.  This Agreement constitutes the entire agreement of
          ----------------
the parties, and supersedes any prior written or oral agreements between them, concerning the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between the parties, relating to the subject matter contained in this Agreement, which are not fully expressed herein.

     20.  Successors.  The Option shall not be transferred except as
          ----------
specifically provided herein. The Company's rights and obligations hereunder may be assigned or transferred by it to and shall be binding upon and inure to the benefit of any successor of the Company, but such assignment or transfer shall not relieve the Company of any of its obligations hereunder. The term "successor" means only any corporation which by merger, consolidation, purchase of assets or otherwise succeeds to or otherwise acquires all or substantially all of the assets of the Company.

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 23

     21.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be complete in itself and shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been duly executed by or on behalf of the parties hereto as of the date first above written.

Sim-Business, a California Corporation, by

________________________
Jeff Braun, President

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 24

SCHEDULE I

NOTATIONS AS TO PARTIAL EXERCISE
--------------------------------


            Number of          Balance of
Date of      Shares           Shares Subject   Authorized   Notation
Exercise    Purchased           to Option       Signature      Date
--------    ---------       -----------------  -----------  ----------

_______________________________________________________________________________
MAXIS 1993 STOCK OPTION PLAN                                            Page 25